August 10, 2005



United States Securities and Exchange Commission
Washington, D.C. 20549



To Whom It May Concern:


I have reviewed form 8-K, regarding Item 4.01, Changes On Certifying Accountant, dated January 6, 2005.

I agree with the before mentioned changes filed on that date.






Curtis E Forse,
Certified Public Accountant